UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2016

ALBANY MOLECULAR RESEARCH, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware
(State or other jurisdiction of incorporation)

001-35622	14-1742717
(Commission File Number)	(IRS Employer Identification No.)

26 Corporate Circle
Albany, New York	12203
(Address of principal executive offices)	(Zip Code)

(518) 512-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets

This Form 8-K/A is filed as an amendment to the Current Report on Form 8-K filed by Albany Molecular Research, Inc. (“AMRI”) on July 12, 2016 (the “Initial 8-K”). In the Initial 8-K, AMRI announced the completion of the acquisition of Prime European Therapeuticals S.p.A. – Euticals, a company organized under the laws of Italy (“Euticals”), pursuant to a Share Purchase Agreement with Lauro Cinquantasette S.p.A., a company organized under the laws of Italy (the “Seller”) dated as of May 5, 2016 (the “Share Purchase Agreement”).

The Company hereby amends the Initial 8-K to provide certain financial statements required by Item 9.01 of Form 8-K with respect to Euticals and pro forma condensed combined financial information with respect to AMRI’s acquisition of Euticals.

Item 9.01 Financial Statements and Exhibits

(a)	Audited consolidated financial statements for Euticals as of December 31, 2015 and 2014 and for the three years ended December 31, 2015, 2014 and 2013 are filed herewith as Exhibit 99.1 and are incorporated in this Item 9.01(a) by reference.

(b)	The unaudited pro forma condensed combined financial statements and related notes thereto of AMRI at June 30, 2016 and for the six months ended June 30, 2016 and the year ended December 31, 2015, giving effect to AMRI’s acquisition of Euticals, are filed herewith as Exhibit 99.2 and incorporated in this Item 9.01(b) by reference.

(d)	Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement by and between AMRI and Lauro Cinquantasette S.p.A., dated May 5, 2016 (incorporated herein by reference to Exhibit 2.1 to AMRI’s Current Report on Form 8-K filed with the SEC on May 6, 2016, File No. 001-35622).

23.1	Consent of EY S.p.A.

99.1	Audited consolidated financial statements of Euticals as of December 31, 2015 and 2014 and for the three years ended December 31, 2015, 2014 and 2013.

99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. at June 30, 2016 and for the six months ended June 30, 2016 and the year ended December 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALBANY MOLECULAR RESEARCH, INC.

Date: September 23, 2016	By:	/s/ Felicia I. Ladin
Felicia I. Ladin Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1	Share Purchase Agreement by and between AMRI and Lauro Cinquantasette S.p.A., dated May 5, 2016 (incorporated herein by reference to Exhibit 2.1 to AMRI’s Current Report on Form 8-K filed with the SEC on May 6, 2016, File No. 001-35622).

23.1	Consent of EY S.p.A.

99.1	Audited consolidated financial statements of Euticals as of December 31, 2015 and 2014 and for the three years ended December 31, 2015, 2014 and 2013.

99.2	Unaudited pro forma condensed combined financial statements and related notes thereto of Albany Molecular Research, Inc. as of June 30, 2016 and for the six months ended June 30, 2016 and the year ended December 31, 2015.